SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.


                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

  Date of Report (date of earliest event reported):  April 1, 1997


                                RENTECH, INC.
             (Exact name of registrant as specified in charter)


  Colorado                      0-19260                 84-0957421
  (State or other               Commission              I.R.S. Employer
  jurisdiction of               File No.                Identification No.
  incorporation or
  organization)

  1331 17th Street, Suite 720, Denver, Colorado               80202
  (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code:  (303) 298-8008


  Item 5.  Other Events.

       Rentech, Inc. has entered into an agreement dated as of April 1, 1997 with Texaco Group, Inc. to negotiate exclusively with Texaco to establish a business relationship to accelerate the development and licensing of Rentech's Process Technology and to commercially exploit the technology on a worldwide basis.

       Rentech's Process Technology is a patented and proprietary process that can be used to convert synthesis gases into valuable liquid hydrocarbon products such as naphtha, clean-burning diesel fuel, and high grade industrial waxes.


                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RENTECH, INC.


  Date:  April 4, 1997           By:    (signature)
                                      ----------------------------------
                                      Dennis L. Yakobson, President and
                                      Chief Executive Officer